SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2008

BOYSTOYS.COM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28684	33-0824801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5782 Caminito Empresa, La Jolla, California 92037
(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (619) 895-6900

_____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, "we," "us," "our," and the "Company" refers to BoysToys.com, Inc., a Delaware corporation and its subsidiaries, unless otherwise stated.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS." FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR LACK OF FINANCIAL RESOURCES, OUR RECENT BANKRUPTCY, AND THE UNCERTAINTIES OF COMPETITIVE PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 7, 2008, the Company held its first ever Annual Stockholders' Meeting. The Annual Meeting was held pursuant to the Company's Information Statement filed on Schedule 14C with the Securities and Exchange Commission.

The Meeting was called to order by the Company's Chairman, President and founder, at 11:00 A.M., P.S.T. and the Company's stockholders took the following actions:

(A) The Company's stockholders approved the 200 for one reverse split of the Company's Common Stock authorizing the Company's Board of Directors to set an effective date for the reverse stock split. As adopted by the shareholders, one New Share (of the Company's Common Stock) will be issued for each two hundred (200) shares of the Company's Common Stock currently issued and outstanding with each fractional share rounded up to the next whole share (the "Reverse Split"). The Company's Board of Directors has not yet set a Record Date for the Reverse Split and the Company intends to file Form 8-K to announce the effective date upon determination of the Record Date.

(B) The Company's stockholders approved the amendment to the Company's Certificate of Incorporation to change the Company's name from BoysToys.com, Inc. to Environmental Credits, Ltd.

(C) The Company's stockholders approved the appointment of Stan Lee, CPA as the Company's independent auditor.

(D) The Company's stockholders approved the amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock (par value $0.01) from 20,000,000 to 300,000,000 (par value $0.01).

The Annual Meeting follows the determinations made by the Company's Board of Directors in November 2007 after the Company's emergence from bankruptcy in May 2007 to forego any further involvement in the adult entertainment industry. The Company has since decided to explore opportunities in the environmental emissions trading industry and the Company is now positioned itself as a developmental company in that industry.

The Company's Board of Directors has directed the Company's officers to complete the necessary steps for the Reverse Split and the filing of the documents for the amendments to the Company's Articles of Incorporation. As of the date of this Form 8-K, no Record Date has been determined but upon determination of the Record Date, the Company intends to file a Form 8-K in a timely fashion.

ITEM A. Factors That May Affect Future Results

1. Developmental Company: No Revenues from Operation; Risk of Loss. The Company is a developmental company in that it faces all of the risks inherent in undertaking any new business. As a result, there is no information at this time upon which to base an assumption that the Company's plans will either materialize or prove successful. There can be no assurance that any of the Company's business activities will result in any operating revenues or profits. Further, in the event that the Company acquires or enters any new business, the Company will likely incur investment banking fees, finders' fees, and other costs which will likely result in the issuance of additional shares of the Company's common stock. This likely will result in significant additional dilution and costs that the Company will incur. In any of these transactions (and should the Company enter into any such transaction), the Company will also likely need to secure the assistance of experienced advisors who will also likely seek payment of fees from the Company. As a result, the Company will likely continue to incur losses and investors who hold the Company's stock will incur additional and significant dilution. Investors should be aware that they may lose all or substantially all of their investment.

2. No Full-Time Employees. The Company has no full-time employees and management and its sole officer does not devote any significant time to the Company's proposed business affairs. No officer or director receives a salary, but Mr. Amato is, on a limited basis, reimbursed for some expenses he may incur in the activities of the Company. Due to the fact that no salaries are paid to officers of the Company and that members of management are engaged in activities outside the operation of the Company, the ability and speed for the Company to effect a merger or acquisition may be significantly impaired.

3. Dilution; Continued Losses; No Guarantee of Success. The Company's stockholders have approved the Reverse Split of the Company's Common Stock and an increase in the authorized Common Stock from 20,000,000 to 300,000,000. The Company's Board of Directors intends to embark on a search to identify potential acquisition targets that may offer the Company an ability to establish a new business. While the terms of any transaction (which may involve a merger or acquisition) are not known at this time, there is every likelihood that the Company's stockholders will incur significant dilution and diminution of their relative percentage ownership as a result of any such transaction. In any event, the Company will likely incur continued losses and there can be no assurance that the Company will achieve any profitability at any time in the future. Further, there can be no guarantee that the Company will be successful in executing any plans that it may develop or that the Company's common stock market price will, at any time, ever increase in direct proportion to the Reverse Split or that any stockholder will ever recover the amount of their investment into the Company. The Company's Common Stock should be viewed as a high risk investment that is subject to significant and substantial risks of loss.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BoysToys.com, Inc.

Date: March 12, 2008	By:	/s/ Ralph M. Amato
Ralph M. Amato, President